Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 16, 2022, the date the condensed consolidated financial statements were issued.

In April 2022, the Company received additional PIPE funding in connection with the Business Combination, resulting in an increase of $2,000 to the gross proceeds to be received from the transaction.

In April 2022, the Company entered into a loan modification agreement with Silicon Valley Bank, which modified the original maturity date term of the SVB March 2021 Note. The agreement extended the note’s Early Maturity Date from April 26, 2022 to May 26, 2022. Refer to Note 8 for the SVB March 2021 Note’s original maturity date terms.

On April 26, 2022, the Company and Archimedes Tech SPAC Partners Co. (“ATSP”) completed a merger resulting in the reverse recapitalization of the Company (the “Business Combination”) and the issuance of common stock in the PIPE investment. Upon the Closing of the Business Combination, ATSP changed its name to SoundHound AI, Inc. Cash proceeds of the Business Combination were funded through a combination of $5,357 held in trust by ATSP (following satisfaction of redemptions by public stockholders), and $113,000 in aggregate gross proceeds from PIPE investors in exchange for 11,300,000 shares of SoundHound AI Class A common stock that closed substantially contemporaneously with the Closing of the Business Combination. The combined company incurred $25,293 of expenses related to the transaction. After giving effect to these transactions, SoundHound received $93,064 in net proceeds, which are intended to be used for general corporate purposes, including investments in sales, marketing and advancement of product development, but which may also be used to acquire other companies in the Voice AI industry.